MANAGERS TRUST II
				=================

Managers Balanced Fund, Managers Convertible Securities Fund,
Managers High Yield Fund, Managers Fixed Income Fund (each a
"Fund" and collectively the "Funds")

Supplement dated May 26, 2004
to the Statement of Additional Information dated April 1, 2004

The following information supersedes any information to the contrary relating to, and contained in, the Funds" Statement of Additional Information dated April 1, 2004:

Net Asset Value
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The net asset value per share of a Fund is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are primarily traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available. Otherwise, over-the-counter securities are generally valued on the basis of the last quoted bid price. Fixed income securities are valued based on evaluations furnished by independent pricing services that reflect the evaluated bid price of such securities, except that for the Managers Balanced Fund, Managers High Yield Fund, Managers Convertible Securities Fund and Managers Fixed Income Fund series of Managers Trust II, fixed income securities are valued based on evaluations that reflect the mean between the bid and ask prices. Some of these pricing services utilize matrix systems which reflect such factors as security prices, yields, maturities and ratings, and are supplemented by dealer and exchange quotations. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.


May 26, 2004